UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2014

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	000-28402	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2014, Aradigm Corporation (the “Company”) convened its Annual Meeting of Shareholders (the “Meeting”). Five proposals were presented and voted on and the results for the five proposals were reported at the Meeting. Set forth below are the results reported at the Meeting for proposals 1, 2, 3, 4 and 5.

Proposal 1 – Election of David Bell, Igor Gonda, Frederick Hudson, Lafmin Morgan, John M. Siebert and Virgil D. Thompson as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

All of the following six nominees for directors were elected to hold offices until the next annual meeting of shareholders and until their successors are elected:

Nominee	For	Withheld	Non-votes
David Bell	424,084,136	991,651	73,869,551
Igor Gonda	424,022,139	1,053,648	73,869,551
Frederick Hudson	424,604,246	471,541	73,869,551
Lafmin Morgan	424,083,736	992,051	73,869,551
John M. Siebert	424,582,243	493,544	73,869,551
Virgil D. Thompson	424,596,466	479,321	73,869,551

The six nominees received the highest number of “For” votes from the holders of votes of shares present in person or represented by proxy and entitled to vote at the Meeting on the election of directors. Withheld votes and broker non-votes have no effect on the outcome of the election of directors.

Proposal 2 – Approval of an amendment to Aradigm’s Amended and Restated Articles of Incorporation to effect a reverse stock split of Aradigm’s issued and outstanding common stock.

For:	488,708,163
Against:	9,896,949
Abstain:	340,226
Non-votes:	0

Proposal 2 received “For” votes from the holders of a majority of the outstanding shares of common stock. Proposal 2 therefore passed.

Proposal 3 – Ratification of the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For:	492,302,338
Against:	6,254,764
Abstain:	388,236
Non-votes:	0

Proposal 3 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 3 therefore passed.

Proposal 4 – Non-binding advisory vote approving the executive compensation of the Company’s named executive officers.

For:	422,789,805
Against:	1,540,070
Abstain:	745,912
Non-votes:	73,869,551

Proposal 4 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 4 therefore passed.

Proposal 5 – Non-binding advisory vote on the frequency of future advisory votes on the executive compensation of the Company’s named executive officers

One Year:	81,259,997
Two Years:	512,159
Three Years:	342,994,460
Abstain:	309,171
Non-votes:	73,869,551

Proposal 5 received the greatest number of votes for a frequency of “Three Years”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: April 22, 2014	By:	/s/ Nancy Pecota
	Name:	Nancy Pecota
	Title:	Vice President, Finance and Chief Financial Officer and Corporate Secretary

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